UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2015 (April 13, 2015)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 17th Street, Suite 2600, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Triangle Petroleum Corporation’s (the “Company”) July 2012 issuance and sale of a  5% Convertible Promissory Note with an initial principal amount of $120.0 million (the “Convertible Note”),  the Company entered into an Investment Agreement (the “Investment Agreement”) with two affiliates of NGP Energy Capital Management, L.L.C. (“NGP”).   Pursuant to the Investment Agreement, NGP is entitled to designate one director to the Company’s Board of Directors (the “Board”) until the occurrence of a “Termination Event,” as defined in the Investment Agreement, as amended in March 2013 (the “Investment Agreement Amendment”) when the Company sold an aggregate of 9,300,000 shares of the Company’s common stock in a private placement to two affiliates of NGP.

Roy Aneed, NGP’s initial director designee appointed to the Board in July 2012, is no longer employed by NGP, and NGP has exercised its right under the Investment Agreement, as amended by the Investment Agreement Amendment, to designate a replacement director.  Mr. Aneed remains a member of the Board.

On April 13, 2015, the Board was increased from six to seven directors, and Brian Minnehan, a Managing Director of NGP, was appointed to fill the newly created vacancy effective immediately.  Prior to his appointment, the Board determined that Mr. Minnehan meets the independence requirements under the NYSE MKT rules.  Mr. Minnehan has not been named to any Board committees, but the Board will consider his participation on committees at a future date.

The foregoing descriptions of the Convertible Note, the Investment Agreement, and the Investment Agreement Amendment are summaries only and are qualified in their entirety by reference to the Convertible Note, the Investment Agreement, and the Investment Agreement Amendment,  which are incorporated by reference as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1

5% Convertible Promissory Note, dated July 31, 2012, filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2012 and incorporated herein by reference.

Exhibit 10.2

Investment Agreement, dated July 31, 2012, among Triangle Petroleum Corporation, NGP Triangle Holdings, LLC and NGP Natural Resources X, L.P., filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2012 and incorporated herein by reference.

Exhibit 10.3

First Amendment to Investment Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P., filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2013 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2015	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Justin Bliffen
Justin Bliffen
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 10.1

5% Convertible Promissory Note, dated July 31, 2012, filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2012 and incorporated herein by reference.

Exhibit 10.2

Investment Agreement, dated July 31, 2012, among Triangle Petroleum Corporation, NGP Triangle Holdings, LLC and NGP Natural Resources X, L.P., filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2012 and incorporated herein by reference.

Exhibit 10.3

First Amendment to Investment Agreement, dated March 8, 2013, between Triangle Petroleum Corporation, NGP Triangle Holdings, LLC, NGP Natural Resources X, L.P., and NGP Natural Resources X Parallel Fund, L.P., filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2013 and incorporated herein by reference.